SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 10, 2007
NUMEREX CORP.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22920	11-2948749

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 Parkwood Circle
Suite 500
Atlanta, Georgia

(Address of principal executive offices)
30339

(Zip code)
(770) 693-5950

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 10, 2007, Allan H. Liu, a Director of Numerex Corp. (the “Company”), informed the Company that he will not stand for re-election as a Director at the Company’s 2007 Annual Meeting of Shareholders to be held on May 11, 2007, and that he has resigned from the Board of Directors effective as of April 10, 2007. Mr. Liu did not serve on any of the committees of the Board of Directors. Mr. Liu’s decision is not the result of any disagreement with the Company, its Board of Directors or its management.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP.
By:	/s/ Stratton J. Nicolaides
Stratton J. Nicolaides
Chairman and Chief Executive Officer

Date: April 13, 2007